SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

Form 8-K/A

(Amendment No. 1 to Current Report)

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2001

THQ INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-18813

13-3541686
(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301
(Address of principal executive
offices, including zip code)

(818) 871-5000
(Registrant’s telephone number,
including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

          This Form 8/K-A amends the Registrant’s current report on Form 8-K, previously filed with the Securities and Exchange Commission on January 7, 2002, to provide the financial information required by Item 7 of Form 8-K.

     Item 2. Acquisition or Disposition of Assets.

          On December 21, 2001, the Registrant acquired all of the outstanding shares of Rainbow Multimedia Group, Inc., an Arizona corporation (“Rainbow”), pursuant to a merger of a newly formed, wholly owned subsidiary of the Registrant (“Rainbow Acquisition Company”) with and into Rainbow (the “Rainbow Acquisition”). The Rainbow Acquisition was consummated pursuant to an Agreement of Merger, dated as of December 21, 2001 among the Registrant, Rainbow, Rainbow Acquisition Company, the Stockholders’ Representative and the Effective Time Stockholders party thereto (the “Merger Agreement”). The consideration paid by the Registrant consisted of (i) the issuance of approximately 858,203 shares of common stock, par value $0.01, of the Registrant (“Shares”), which amount is subject to adjustment pending the final determination of Rainbow’s net book value as of December 21, 2001 and (ii) the assumption of stock options (“Stock Options”) previously issued by Rainbow to its employees that, as a result of this transaction, permit the holders thereof to acquire upon exercise an aggregate of approximately 106,259 Shares. The weighted average exercise price of such options is $20.66 per Share. This consideration was negotiated at arms length between the Registrant and Rainbow and at the time the Rainbow Acquisition was consummated, neither the Registrant nor any of the Registrant’s officers or directors was affiliated with or had a material relationship with Rainbow.

          The Shares issued pursuant to the Rainbow Acquisition are not currently registered for resale by their holders. The Registrant has an obligation to file (i) a registration statement on Form S-3 to register such resale of the Shares and (ii) a registration statement on Form S-8 to register the issuance of Shares upon the exercise of the Stock Options.

          Rainbow designs entertainment content for video game consoles and personal computers, and creates long and short form computer generated animation for traditional and interactive media. Upon the consummation of the Rainbow Acquisition, the Registrant acquired Rainbow’s digital entertainment studio, including its audio facilities and magnetic motion capture stage. The Registrant currently intends to continue to operate the business formerly operated by Rainbow at its present Phoenix, Arizona location. The foregoing statement of the Registrant’s intention may be deemed a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. This statement is based on current expectations, estimates and projections about the business of both the Registrant and Rainbow based, in part, on assumptions made by the Registrant’s management. This statement is not a guaranty of future intentions, operations or performance and involves risks, uncertainties and assumptions that are difficult to predict. Therefore, the actual future operation of Rainbow’s business may differ materially from what is expressed or forecasted in this statement due to numerous factors, including those described above, difficulties encountered in the integration of Rainbow with the Registrant, and the following as they relate to each of the Registrant and Rainbow: changes in demand for products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, growth rates and market conditions relating to the interactive software industry, and general domestic and international economic conditions.

          The descriptions of the Rainbow Acquisition and the Merger Agreement contained herein do not purport to be complete and are qualified in their entirety by the full text of the Merger Agreement, which was filed previously.

     Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired. The financial statements of Rainbow Multimedia Group, Inc., as required by Item 7(a) of Form 8-K, are filed as Exhibit 99.1 and 99.2 hereto and are hereby incorporated herein by reference.

          (b)  Pro Forma Financial Information. The unaudited pro forma financial information giving pro forma effect to the Registrant’s acquisition of Rainbow Multimedia Group, Inc., as required by Item 7(b) of Form 8-K, is filed as Exhibit 99.3 hereto and is hereby incorporated herein by reference.

          (c)  Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description of Exhibit

*2	Agreement of Merger dated as of December 21, 2001 among THQ Inc., Rainbow Acquisition Company, Rainbow Multimedia Group, Inc., the Stockholders’ Representative and the Effective Time Stockholders party thereto.

23.1	Consent of KPMG LLP.

99.1	Rainbow Multimedia Group, Inc. Unaudited Condensed Financial Statements for the interim period ended September 30, 2001.

99.2	Rainbow Multimedia Group, Inc. Audited Financial Statements for the year ended December 31, 2000.

99.3	THQ Inc. Unaudited Pro Forma Financial Statements for the periods ended September 30, 2001 and December 31, 2000.

*Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC

	By:	/s/ Fred A. Gysi

Fred A. Gysi, Senior Vice President — Finance and Administration
Date: March 7, 2002

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

*2	Agreement of Merger dated as of December 21, 2001 among THQ Inc., Rainbow Acquisition Company, Rainbow Multimedia Group, Inc., the Stockholders’ Representative and the Effective Time Stockholders party thereto.

23.1	Consent of KPMG LLP.

99.1	Rainbow Multimedia Group, Inc. Unaudited Condensed Financial Statements for the interim period ended September 30, 2001.

99.2	Rainbow Multimedia Group, Inc. Audited Financial Statements for the year ended December 31, 2000.

99.3	THQ Inc. Unaudited Pro Forma Financial Statements for the periods ended September 30, 2001 and December 31, 2000.

*	Previously filed.